RELATED PARTY TRANSACTIONS (Tables)	12 Months Ended
Dec. 31, 2013
RELATED PARTY TRANSACTIONS
Schedule of recognized revenue and cost of net sales for sales of telecommunications equipment and services to affiliates of Softbank

	Years Ended December 31,
	2013	2012	2011
	(in thousands)
Net sales	$90,302	$92,011	$94,201
Cost of net sales	59,052	51,448	33,790

Gross profit	$31,250	$40,563	$60,411